UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2025 (November 5, 2025)

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange
Common Stock, $1.00 par value per share	GL	NYSE Texas, Inc.
4.250% Junior Subordinated Debentures	GL PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2025, Globe Life Inc. (the “Company”) entered into an Amendment One (the “Amendment”) to the Globe Life Inc. Supplemental Executive Retirement Plan (the “SERP”). The Amendment:

•Revises the early retirement reduction factor for reducing the amount of benefit payable under the SERP when participants retire before the age of 65 as set forth below:

Age	Factor

55	50%
56	55%
57	60%
58	70%
59	80%
60	90%
61	92%
62	94%
63	96%
64	98%
65	100%

•Provides that if a participant in the SERP is in the Company’s Executive Severance Plan (the “Severance Plan”) and the participant’s employment is terminated due to a “Qualifying Termination” during a “Change of Control Protection Period” as such terms are defined in the Severance Plan, the participant will be deemed vested and eligible for Retirement Income under the SERP, notwithstanding other provisions of the SERP.

•A participant’s benefit in the case of a Qualifying Termination during a Change of Control Protection Period will be determined based on the following assumptions:

◦Participant’s retirement age shall be deemed to the greater of their actual age of age 55;
◦Participant’s Pension Plan benefit determined under Section 4.2(c) of the SERP shall be assumed to be vested, early retirement eligible and calculated as of the greater of participant’s actual age or age 55; and
◦Participant shall receive no additional Credited (as defined in the Pension Plan) in either the calculation of the Pension Plan or SERP benefit.

The foregoing summary of the terms of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statement and Exhibits.
(d)    Exhibits.
(10.1)    Amendment One to the Globe Life Inc. Supplemental Executive Retirement Plan
(104)    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2025	GLOBE LIFE INC.

/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary